UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 4, 2021

ImmunityBio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37507	43-1979754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3530 John Hopkins Court

San Diego, California 92121

(Address of principal executive offices, including zip code)

(858) 633-0300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IBRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On June 4, 2021, at 8:30 a.m. PT, ImmunityBio, Inc., a Delaware corporation (the “Company”) will present at the Jefferies Virtual Healthcare Conference (the “Conference”). Dr. Patrick Soon-Shiong, the Company’s Founder and Executive Chairman, will deliver the presentation, and following the presentation, a replay of the live video webcast may be accessed through the “Investor Relations” section of the Company’s website. In addition to Dr. Soon-Shiong, senior management of the Company will be available to discuss the presentation with participants of the Conference after the presentation concludes.

A copy of the slide presentation the Company intends to present at the Conference is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The information referenced under Item 7.01 (including Exhibit 99.1 referenced in Item 9.01 below) of this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K. This Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in the Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	ImmunityBio, Inc. Presentation on June 4, 2021

104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNITYBIO, INC.

Date: June 4, 2021	By:	/s/ David Sachs
Chief Financial Officer